CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report dated July 21, 1999 on the financial statements of The Matterhorn Growth Fund, Inc. incorporated by refference, in Post Effective Amendment No.22 to the Registration Statement on Form N-1A, file No. 2-67610, as filed with the Securities and Exchange Commission.

     We also consent to the reference to our firm in the Prospectus under the caption "Financial Highlights".


                                            /s/ MCGLADREY & PULLEN, LLP



New York, New York
October 20, 1999